POWERFLEET®

People Powered AIoT

Q3FY26 Investor Presentation

February 2026



Important Disclaimers

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of Powerfleet, Inc. ("Powerfleet"), is prohibited.

Forward Looking Statements

This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or Powerfleet's future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "target," "result," "should," "will," and similar expressions which do not relate solely to historical matters. Powerfleet cautions investors that any forward-looking statements in this presentation are based on management's beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond Powerfleet's control. Some of the risks and uncertainties that may cause Powerfleet's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in Powerfleet's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in Powerfleet's periodic reports. Moreover, Powerfleet operates in a rapidly changing environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors, nor can Powerfleet assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Powerfleet cautions you that, while forward-looking statements reflect Powerfleet's good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after Powerfleet make such statements.

Powerfleet cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as Powerfleet's current plans, estimates and beliefs. Powerfleet does not undertake and expressly disclaims any obligation to update or revise forward-looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, Powerfleet makes no representations or warranties regarding the proposed transaction discussed in this presentation.

Industry / Market Data

In this presentation, Powerfleet relies on and refers to certain information and statistics regarding the markets and industries in which Powerfleet competes. Such information and statistics are based on Powerfleet's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While Powerfleet believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Powerfleet's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Powerfleet will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Important Disclaimers (Cont'd.)

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Financial Information; Non-GAAP Financial Measures; Use of Projections

Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. "EBITDA" is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above), excluding equity-based compensation expense, non-controlling interest, preferred stock dividend and accretion, as well as certain non-recurring items that Powerfleet does not believe directly reflect its core operations and may not be indicative of Powerfleet's recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Powerfleet believes these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Powerfleet's financial condition and results of operations. Powerfleet's management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Powerfleet believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Powerfleet's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Powerfleet does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Powerfleet's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

This presentation also contains certain financial forecasts, including projected annual revenue, gross profit and adjusted EBITDA. Neither Powerfleet's nor Fleet Complete's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Powerfleet's or Fleet Complete's control. While all financial projections, estimates and targets are necessarily speculative, Powerfleet and Fleet Complete believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Q3FY26

QUARTER HIGHLIGHTS



POWERFLEET®
People Powered AIoT

STRONG Q3 FINANCIAL RESULTS DRIVEN BY INCREASE IN YoY RECURRING SERVICES REVENUE

Strong top- and bottom-line growth and continued improvement in net debt to EBITDA.

7%*
YoY increase in total revenue to $113.5M

11%
YoY increase in services revenue to $91.1M

80%
of total revenue from services an increase from 77% in the prior year

+26%
YoY increase in adjusted EBITDA to $25.7M

23%
Adjusted EBITDA margins increased from 19% in the prior year

Net debt to EBITDA ratio improved vs. prior quarter, decreased to
2.7x
vs.
2.9x

Note*: As disclosed in the Q4FY25 earnings call, 2H FY'25 revenue benefited from the prior US GAAP treatment which accelerated product revenue for hardware sales ($2.0M in Q3'25)



> "Our collaboration with Powerfleet supports the rollout of secure, enterprise-grade connectivity for large public sector operations and advances the modernization of critical transport infrastructure."
>
> *Tumi Chamayou, Chief Enterprise Business Officer at MTN*

Under the contract, Powerfleet will deploy its Unity platform with integrated video intelligence and real-time fleet visibility services for an extensive range of South African government departments overseeing more than 100,000 vehicles.

Landmark Tier One New Business Win

POWERFLEET SECURES MAJOR SOUTH AFRICA PUBLIC SECTOR CONTRACT TO DELIVER VIDEO AND VISIBILITY SERVICES TO AN ASSET ESTATE IN EXCESS OF 100,000 VEHICLES

> **This award is highly meaningful for Powerfleet and reflects the increasing scale at which public sector organizations are adopting data-driven fleet technologies in partnership with tier one providers. Programs of this size typically anchor long-duration customer relationships and create a foundation for additional software and analytics adoption over time."**
>
> *Steve Towe, Chief Executive Officer, Powerfleet*

MAJOR Q3 ENTERPRISE EXPANSIONS

Global wins driven through Unity differentiated solutions and increasingly aggressive sales motion



Fortune 500
Food & Beverage Leader

$5M+
TCV



Fortune 500
Manufacturing Leader

$3M+
TCV



National
Services Company

$500K+
TCV



National
Infrastructure Leader

$500K+
TCV



National
Logistics Leader

$500K+
TCV

SIGNIFICANT MOMENTUM IN GLOBAL KEY ACCOUNTS

Fortune 500
Building Materials Leader

18 Countries
9,000 Assets
1.25BN+ miles per annum driven
83% reduction in at-fault road fatalities
AI video adoption increasing



Global
Humanitarian Organization

75 Countries
Unified platform for visibility, control, and operational coherence
55% reduction in manual workload
AI video adoption increasing



Fortune 500
Industrial Gas Leader

19 Countries
Warehouse & on-road
Safe miles travelled increased by 5x over 12-year relationship
AI video adoption increasing



Global
Security Leader

3 Continents
80% collision rate reduction
66% improvement in driver safety scores
AI video adoption increasing



Fortune 500
Energy Leader

3 Continents
89% over-speeding reduction
7.5% reduction in mileage
17.5% reduction in harsh events
AI video adoption increasing



Major International
Equipment Organization

2 Continents
Crash rate dropped to 0
Speeding occurrences reduced by 5x
Safety award winner
AI video adoption increasing



Fortune 500
Mining Leader

3 Continents
US, Canada, Australia
3 Products
AI video adoption increasing



Fortune 500
Energy Leader

60 Countries
15,000+ Assets
Safety, efficiency, digitization, global standardization
AI video adoption increasing



DATA HIGHWAY – UNIFIED OPERATIONS MOMENTUM

POWERFLEET®

FORTUNE 500 AUTOMOTIVE LEADER
Cornerstone & SailPoint operator certification integration for automated admin & compliance
2,500 assets

FORTUNE 500 ENERGY LEADER
Element asset leasing system integration to manage asset portfolio
750 assets

FORTUNE 500 CONSTRUCTION LEADER
SAP and TMS integration to schedule, activate, and monitor deliveries
750 assets

FORTUNE 500 RETAIL LEADER
Carrier to TracKing cold chain integration to unify food safety
2,700 assets

FORTUNE 500 ENTERTAINMENT LEADER
Reservation pooling system integration to increase utilization, reduce CapEx and OpEx
1,000 assets

FORTUNE 500 AUTOMOTIVE LEADER
IBM Maximo Maintenance integration for maximum uptime and usage
5,000 assets

FORTUNE 500 FOOD & BEVERAGE LEADER
Enhanced access control integration for 100% certified forklift operator usage
750 assets

FORTUNE 500 MINING LEADER
Automated asset administration integration to unify mining operator and equipment access
2,500 assets

TOP 3 US FREIGHT BROKERAGE COMPANY
Oracle Maintenance Cloud integration to enable automated asset management
4,000 assets

FORTUNE 500 ENERGY LEADER
CO_2 and mileage integration to Element for sustainability & state mileage
500 assets

ORIGIN ENERGY AI VIDEO SAFETY SUCCESS STORY

Origin Energy, a leading energy provider in APAC, operates a diverse fleet that spans urban environments and remote areas, handling everything from light deliveries to the transportation of hazardous goods. Origin Energy is focused on building upon its proven safety improvements, with an emphasis on leveraging AI technologies to advance safety outcomes further.

~2,000
Drivers

14
Year Customer Tenure

Significant decline in harsh driving events

Enhanced public reputation due to driver safety improvements

Origin recognises significant opportunities in advanced driver behavior analysis and predictive analytics, which can help anticipate and mitigate critical events before they occur. A key component of this ongoing evolution is the strategic use of data. Through its collaboration with Powerfleet, Origin has established a robust foundation for safety enhancements. This partnership demonstrates a mutual commitment to safety, continuous improvement, and ensuring that safety remains a central focus in all operations.

POWERFLEET®
People Powered AIoT

Powerfleet delivered a comprehensive solution that provided Origin with a consolidated overview of its operations. The deployment was structured in phases, progressing from fundamental compliance measures to advanced AI-driven video capabilities.

The relationship between Origin Energy and Powerfleet has evolved to an integrated data ecosystem, delivering comprehensive benefits in safety, compliance, and efficiency across Origin's diverse operations via a unified platform.

Q3 FINANCIAL RESULTS



POWERFLEET®
People Powered AIoT

POWERFLEET®

STRONG SAAS RECURRING REVENUE GROWTH

11% Year-on-Year
Organic Service Revenue Growth



$81.7M
$91.1M
Q3FY25
Q3FY26

Service Revenue as % of Total Revenue
80% service revenue increased vs. 77% YoY



77%
80%
Q3FY25
Q3FY26

RAPID, RESPONSIBLE, AND PROFITABLE GROWTH

Revenue
7% in total revenue growth


$113.5M
$106.4M
$2M **
$104.4M
Q3FY25
Q3FY26

AEBITDA
26% increase in adjusted EBITDA year-on-year*


$25.7M
$20.5M
Q3FY25
Q3FY26

*Note: The Company amended its presentation of AEBITDA to no longer include an adjustment for the recognition of pre-October 1, 2024 contract assets (Fleet Complete). In Q3FY25 the Company invoiced $2.0M in recoveries.

**Unbundled Product Revenue

KEY PRO FORMA AEBTIDA EXPENSE TO REVENUE RATIOS

Presented E:Rs exclude depreciation, amortization, stock-based compensation and one time transaction, restructuring and integration costs

AEBITDA Gross Margin


67%
67%
78%
76%
31%
32%
Total
Service
Product
Q3FY25
Q3FY26

AEBITDA Opex E:Rs


27%
23%
16%
17%
8%
8%
G&A
S&M
R&D Gross*
Q3FY25
Q3FY26

Note*:AEBITDA Expense R&D, or R&D net of R&D development capitalized, was 4% of revenue for both

NET DEBT TO ADJUSTED EBITDA RATIO

Continued Trajectory to Full Turn Improvement



3.4
3.2
2.9
2.7
2.4X
YE FY'25
Q1 FY'26
Q2 FY'26
Q3FY'26
YE FY'26

THANK YOU
Q&A

POWERFLEET®

People Powered AIoT



GAAP to Non-GAAP Reconciliations

GAAP to Non-GAAP Reconciliations

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS TO ADJUSTED EBITDA
(In thousands, except for %'s)

	Three Months Ended December 31,	
	2024 [1]	2025 [1]
Net loss attributable to common stockholders	$ (14,349)	$ **(3,364)**
Non-controlling interest	(1)	—
Preferred stock dividend	—	—
Interest expense, net	7,583	**6,733**
Other income, net	—	**(146)**
Income tax expense	3,513	**2,991**
Depreciation and amortization	13,643	**15,867**
Stock-based compensation	1,138	**1,491**
Foreign currency losses	543	**1,059**
Restructuring-related expenses	841	**763**
Derivative mark-to-market adjustment	1,722	**(1,268)**
Acquisition-related expenses	5,301	**289**
Integration-related expenses	520	**1,276**
Adjusted EBITDA	$ 20,454	$ **25,691**
Net loss margin	(13.5)%	(3.0)%
Adjusted EBITDA margin	19.2 %	22.6 %
Other cash items:		
Recognition of pre-October 1, 2024 contract assets (Fleet Complete)	$ 2,041	$ 1,177

[1] Following the closing of our acquisition of Fleet Complete, we included an EBITDA adjustment related to the recognition of pre-October 1, 2024, contract assets. This adjustment represented recoveries, through customer billings, of the contract asset recognized at acquisition for hardware delivered by Fleet Complete prior to October 1, 2024. This adjustment was intended to give investors a clearer view of underlying operating performance and cash generation. The goal was to better align adjusted EBITDA with operating cash flows.

Following a detailed review of relevant SEC guidance on disclosure of non-GAAP financial measures, we have stopped including this adjustment in our presentation of adjusted EBITDA.

For the three and nine months ended December 31, 2024 and 2025, we reported adjusted EBITDA of $20.5 million and $48.7 million, and $25.7 million and $70.6 million, respectively. During the same periods, we also invoiced recoveries of $2.0 million and $2.0 million, and $1.2 million and $4.0 million, respectively, which are included in cash flows from operating activities in the condensed consolidated statement of cash flows.

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT MARGINS TO ADJUSTED EBITDA GROSS PROFIT MARGINS

(In thousands, except for %'s)

	Three Months Ended December 31,	
	2024	2025
Products:		
Product revenues	$ 24,687	$ 22,402
Cost of products	17,129	15,312
Products gross profit	$ 7,558	$ 7,090
Inventory rationalization and other	$ 6	$ —
Adjusted EBITDA products gross profit	$ 7,564	$ 7,090
Products gross profit margin	30.6 %	31.6 %
Adjusted EBITDA products gross profit margin	30.6 %	31.6 %
Services:		
Services revenues	81,742	91,085
Cost of services	30,517	35,487
Services gross profit	$ 51,225	$ 55,598
Depreciation and amortization	$ 12,278	$ 13,739
Adjusted EBITDA services gross profit	$ 63,503	$ 69,337
Services gross profit margin	62.7 %	61.0 %
Adjusted EBITDA services gross profit margin	77.7 %	76.1 %
Total:		
Total revenues	$ 106,429	$ 113,487
Total cost of revenues	47,646	50,799
Total gross profit	$ 58,783	$ 62,688
Inventory rationalization and other	$ 6	$ —
Depreciation and amortization	$ 12,278	$ 13,739
Adjusted EBITDA gross profit	$ 71,067	$ 76,427
Gross profit margin	55.2 %	55.2 %
Adjusted EBITDA gross profit margin	66.8 %	67.3 %

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES TO
NON-GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
(In thousands, except for %'s)

	Three Months Ended December 31,	
	2024	2025
Total revenues	$ 106,429	$ 113,487
Selling, general and administrative expenses		
Selling, general and administrative expenses	55,405	51,770
Restructuring-related expenses	(835)	(763)
Acquisition-related expenses	(5,301)	(289)
Integration-related costs	(520)	(1,276)
Depreciation and amortization	(2,363)	(2,128)
Stock-based compensation	(1,138)	(1,491)
Non-GAAP selling, general and administrative expenses	45,248	45,823
Non-GAAP sales and marketing expenses	16,922	19,606
Non-GAAP general and administrative expenses	28,326	26,217
Non-GAAP selling, general and administrative expenses	$ 45,248	$ 45,823
Non-GAAP sales and marketing expenses as a percentage of total revenue	15.9 %	17.3 %
Non-GAAP general and administrative expenses as a percentage of total revenue	26.6 %	23.1 %
Research and development expenses		
Research and development incurred	$ 8,526	$ 9,122
Research and development capitalized	(3,905)	(4,550)
Research and development expenses	$ 4,621	$ 4,572
Research and development incurred as a percentage of total revenues	8.0 %	8.0 %
Research and development expenses as a percentage of total revenues	4.3 %	4.0 %

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF TOTAL DEBT TO ADJUSTED NET DEBT

(In thousands, except for ratios)

	March 31, 2025	December 31, 2025
Total debt	$ 273,792	**$ 277,452**
Less: Cash and cash equivalents	(48,788)	**(35,850)**
Net debt	225,004	**241,602**
Unsettled transaction costs	3,551	**—**
Adjusted net debt	$ 228,555	**$ 241,602**
12-month trailing adjusted EBITDA	$ 67,322	**$ 89,261**
Adjusted net debt to adjusted EBITDA ratio	3.4	**2.7**